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                                                                   EXHIBIT 23.1

                           CONSENT OF ALSTON & BIRD

  We consent to the filing of our opinions, dated September , 1996, as Exhibits 5.1 and 8.1 to the Registration Statement on Form S-4 of AccuStaff Incorporated and to all references to our firm in the Joint Proxy
Statement/Prospectus included in such Registration Statement.

                                          ALSTON & BIRD

Atlanta, Georgia
September 17, 1996